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                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 10, 1999
                                                 ------------------

                               RSI HOLDINGS, INC.
                          ----------------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)

                                 North Carolina
                          ----------------------------
                          (STATE OF OTHER JURISDICTION
                                OF INCORPORATION)

        0-18091                                            56-1200363
------------------------                       ---------------------------------
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)


   Post Office Box 6847, Greenville, South Carolina                  29606
   ---------------------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (864) 271-7171
                         ------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER
                              INCLUDING AREA CODE)

                                 Not Applicable
                         ------------------------------
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)

                                   COPIES TO:
                                 Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200

              The Exhibit Listing appears on page 3 of this report.


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 7, 1999, RSI Holdings, Inc., a North Carolina corporation (the "Company"), dismissed Ernst & Young, LLP ("Ernst & Young") as its independent auditors. On the same date, the Company retained Elliott, Davis & Company, L.L.P. ("Elliott Davis") as its independent auditors for the year ended August 31, 1999. The decision to change the Company's independent auditors was made by the Company's board of directors. Each of the members of the Company's board of directors serve on the Company's audit committee.

         The reports of Ernst & Young on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Ernst & Young's report on the Company's financial statements for the year ended August 31, 1998 included an explanatory paragraph describing an uncertainty regarding the Company's ability to continue as a going concern.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended August 31, 1998, and in the subsequent interim period, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 10, 1999 is filed as Exhibit 16.1 to this Form 8-K.

         The Company has not consulted Elliott Davis during the two most recent fiscal years or any subsequent period prior to engaging Elliott Davis regarding any application of accounting principles, the type of audit opinion that Elliott Davis might render on the Company's financial statements or any advice the Company received from Ernst & Young.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  16.1 Letter from Ernst & Young, LLP regarding change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RSI HOLDINGS, INC.


Date: September 10, 1999                By: /s/ Joe F. Ogburn
      ------------------

                                            Joe F. Ogburn
                                            Vice President, Treasurer &
                                            Chief Financial & Accounting Officer



                                    EXHIBITS

16.1    Letter from Ernst & Young, LLP regarding change in certifying accountant



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